Exhibit 99.2

Q4 2015 Earnings October 28, 2015

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our expected use of proceeds received from the sale of the Broadband Network Solutions business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the operations of Measurement Specialties will not be successfully integrated into ours; the risk that sales opportunities, cost savings and other anticipated synergies from the Measurement Specialties acquisition may not be fully realized or may take longer to realize than expected; and the risk that we do not realize the anticipated benefits from the sale of the Broadband Network Solutions business. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2014 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Strong performance despite macro softness in second half Sales of $12.2B; up 4% organically and up 10% in constant currency Y/Y Adjusted EPS of $3.60, up 9% Y/Y; 19% Adjusted EPS growth in constant currency FY15 FX headwinds Y/Y total $955M* in sales and $0.33 in EPS Returned $1.7 billion to shareholders Adjusted operating margins expanded to 16.3%, up 80bps, due to repositioning the portfolio and the impact of TE Operating Advantage (TEOA) Strengthened portfolio Harsh environment growth above market in Auto, Commercial Aerospace and Appliances Strong growth in SubCom with 5 programs in force during the year Established TE as a leading sensor supplier, growing our business 3x through acquisitions Completed four acquisitions, across our harsh businesses Divested BNS business, resulting in 80% of portfolio focused on harsh environment businesses Organic Sales Growth, Sales in Constant Currency, Adjusted Operating Margin, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation. * Includes $46M headwind to sales from acquisitions. FY 2015 Summary 3 80bps adjusted operating margin expansion on 4% organic growth

Solid performance in an uncertain macro environment Sales down 3% Y/Y and flat organically to $2.98B $0.90 Adjusted EPS up 2% Y/Y; 15% Adjusted EPS growth at constant currency FX headwinds Y/Y: $274M* sales and $0.11 EPS $3B share buyback initiated; Returned $759M to shareholders including $627M in share buybacks Book-to-Bill of 0.95, excluding SubCom Business highlights Continued momentum and growth in Auto, Sensors, Commercial Aerospace, Appliances and SubCom Sales and orders impacted by: Slow down in China Continued weakness in Oil and Gas and Commercial Transportation Supply chain adjustments in the US industrial markets and distribution partners Sensors gained momentum, improved win rates and expanded applications Adjusted Operating Margin 16.4%, up 50 bps vs prior year Organic Sales Growth, Sales in Constant Currency, Adjusted EPS and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. * Includes $11M headwind to sales from acquisitions. Solid performance in a slowing macro environment Q4 2015 Summary 4

Segment Orders Summary ($ in millions) 5 FY15 Q1 Q2 Q3 Q4 Transportation 1,668 1,653 1,643 1,480 Industrial 818 828 820 720 Communications Ex SubCom 515 513 469 448 Total TE Ex SubCom 3,001 2,994 2,932 2,648 Book to Bill Ex SubCom 1.03 1.03 1.01 0.95 Weak Q4 orders impacting Q1 sales Q4 orders impacted by: • China deceleration • Inventory adjustments in US Industrial markets and distribution channel

Y/Y Growth Rates Actual Organic Automotive $1,132 (8)% 3% Commercial Transportation 187 (12)% (4)% Sensors 189 264% N/M Transportation Solutions $1,508 1% 2% $ in Millions Sales TE Automotive sales up 3% organically on flat auto production driven by share gains and content growth Commercial Transportation impacted by weak global construction and agriculture markets Sensors program wins in the automotive, aerospace and medical markets; 12% organic growth had we owned acquired assets in FY14 Adjusted Operating Margin ~flat Y/Y with continued investment in Sensors Business Performance Actual Up 1% Organic Up 2% Actual Organic Orders $1,480 (3)% (3)% Adjusted Operating Margin Adjusted Operating Income $306M, Flat Y/Y Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 6 20.4% 20.3% Q4 2014 Q4 2015 $1,493 $1,508 Q4 2014 Q4 2015

Y/Y Growth Rates Actual Organic Industrial Equipment $343 (6)% (3)% Aerospace, Defense, Oil & Gas 276 (16)% (11)% Energy 173 (18)% (5)% Industrial Solutions $792 (12)% (7)% $ in Millions Sales Industrial Equipment – organic growth in Europe offset by weakness in China and US inventory corrections Continued growth in Commercial Air offset by ~40% decline in Oil and Gas market Y/Y Energy decline driven by China slowdown, with US growth and Europe stable organically Y/Y Adjusted Operating Margin impacted by FX and declines in higher margin Distribution and Oil and Gas businesses Business Performance Actual Down 12% Organic Down 7% Actual Organic Orders $720 (13)% (8)% Adjusted Operating Margin Adjusted Operating Income $110M, Down 23% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Industrial Solutions 7 15.8% 13.9% Q4 2014 Q4 2015 $901 $792 Q4 2014 Q4 2015

Y/Y Growth Rates Actual Organic SubCom $202 135% 135% Data & Devices 323 (24)% (20)% Appliances 159 (5)% 1% Communications Solutions $684 1% 5% $ in Millions Sales Strong performance in SubCom, with one program complete and four remaining in force Data & Devices decline Y/Y due to market weakness in China, product exits and inventory corrections Appliances markets mixed; Organic growth in EMEA and North America offset by softness in China Adjusted Operating Margin expands Y/Y due to SubCom recovery and restructuring savings Business Performance Actual Up 1% Organic Up 5% Actual Organic Orders $459 (38)% (34)% Orders ex SubCom $448 (20)% (16)% Adjusted Operating Margin Adjusted Operating Income $72M, Up 76% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 8 Communications Solutions 6.0% 10.5% Q4 2014 Q4 2015 $678 $684 Q4 2014 Q4 2015

Organic Sales Growth, Adjusted Operating Income, Adjusted Operating Margin, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions, except per share amounts) Q4 FY14 Q4 FY15 Net Sales $ 3,072 $ 2,984 Operating Income $ 451 $ 407 Acquisition Related Charges 33 11 Restructuring & Other Charges, net 4 70 Adjusted Operating Income $ 488 $ 488 Operating Margin 14.7% 13.6% Adjusted Operating Margin 15.9% 16.4% GAAP Earnings Per Share $ 1.48 $ 0.34 Acquisition Related Charges 0.06 0.03 Restructuring & Other Charges, net 0.02 0.13 Tax Items (0.68) 0.40 Adjusted EPS $ 0.88 $ 0.90 Organic Sales Growth Flat and 15% Adjusted EPS Growth Y/Y in Constant Currency Q4 Financial Summary 9

$ in Millions Adjusted Gross Margin Percentage Adjusted Gross Margin impacted by reduced sales from higher margin businesses and the distribution channel Adjusted Operating Margin expansion driven by aggressive discretionary spend management, restructuring savings and TEOA initiatives FCF Y/Y decline driven by benefit of asset sale in Q4 fiscal 2014 and changes in working capital Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, and Adjusted Operating Margin are non-GAAP measures; See Appendix for description and reconciliation. 16.0% TE Operating Advantage (TEOA) 10 33.1% 32.5% Q4 2014 Q4 2015 $576 $389 Q4 2014 Q4 2015 15.9% 16.4% Q4 2014 Q4 2015

Q1 Outlook

	Guidance*	Highlights
Transportation Solutions	Down High Single Digits Down Low Single Digits Organic	• Automotive expected to be down slightly organically on 2% production decline; Growth in US and Europe offset by declines in China and South America; Commercial Transportation remains weak • Strong Y/Y growth in Sensors
Industrial Solutions	Down High Single Digits Down Mid Single Digits Organic	• Decline due to China slowdown, supply chain adjustments and continued Oil and Gas weakness offsetting Commercial Aerospace and Medical growth
Communications Solutions	Down High Single Digits Down Mid Single Digits Organic	• Weak China, supply chain adjustments and product exits impact Communications • SubCom momentum with 4 programs in force
TE Connectivity	Sales $2.7B to $2.9B Adjusted EPS $0.72 to $0.80	• Sales down 8% and down 4% organic Y/Y at midpoint • Sales impacted by $167M FX headwind Y/Y • Adjusted EPS down 10% - 19% Y/Y, includes ~$0.05 FX headwind

China weakness and supply chain adjustments impacting Q1 sales

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
Organic Sales Growth, Sales in Constant Currency, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

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TE connectivity

FY16 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Automotive outperforming the market: 3-5% organic growth on flat global auto production growth; offsetting continued weak Commercial Transportation • Expect strong Y/Y organic Sensors growth
Industrial Solutions	Up Low Single Digits Up Low Single Digits Organic	• Growth in Commercial Aerospace and Defense; Oil and Gas remains challenged • Supply chain adjustments expected to complete in Q2
Communications Solutions	Down Low Single Digits Down Low Single Digits Organic	• SubCom sales expected to be up high single digits Y/Y, driven by new project timing • Data & Devices Y/Y decline expected due to repositioning and product exits
TE Connectivity	Sales of $12.0B - $12.8B Adjusted EPS of $3.80 - $4.20	• Sales up 1% at midpoint, up 3% organic at midpoint • FX impacting sales by ~$262M Y/Y • Adjusted EPS up 11% at midpoint, with ~$0.10 FX headwind • Includes a 53rd week, which will occur in the 4th quarter

Sales Up 3% Organically, with 14% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
Organic Sales Growth, Sales in Constant Currency, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

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Additional Information 13

Y/Y Q4 2015 Results 14 Sales (in millions) Adjusted EPS Q4 2014 Results (Recast in March 23, 2015 Form 8-K) $3,072 $0.88 FX Impact (274)* (0.11) Operational Performance 186 0.13 Q4 2015 Results $2,984 $0.90 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * Includes $11M headwind to sales from acquisitions.

Y/Y FY15 Results 15 Sales (in millions) Adjusted EPS FY14 Results (Recast in March 23, 2015 Form 8-K) $11,973 $3.31 FX Impact (955)* (0.33) Operational Performance 1,215 0.62 FY15 Results $12,233 $3.60 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * Includes $46M headwind to sales from acquisitions.

Y/Y Q1 2016 16 Sales (in millions) Adjusted EPS Q1 2015 Results (Recast in March 23, 2015 Form 8-K) $3,049 $0.89 FX Impact (167) (0.05) Operational Performance (82) (0.08) Q1 2016 Guidance $2,800 $0.76 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Guidance Range Sales $2.7B - $2.9B Adjusted EPS $0.72 - $0.80

Y/Y 2016 17 Sales (in millions) Adjusted EPS 2015 Results $12,233 $3.60 FX Impact (262) (0.10) Operational Performance, Including Share Buyback 429 0.50 2016 Guidance* $12,400 $4.00 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * 53 Week Year Guidance Range Sales $12.0B - $12.8B Adjusted EPS $3.80 - $4.20

Liquidity Summary ($ in Millions) Q4 2015 Q4 2014 Beginning Cash Balance $701 $1,613 Free Cash Flow 389 576 Dividends (132) (119) Share repurchases (512) (126) Proceeds from issuance of debt and CP, net (131) 951 Acquisitions, net of cash required 1 (504) Proceeds from sale of discontinued operations, net 2,957 - Other 56 66 Ending Cash Balance $3,329 $2,457 Total Debt $3,903 $3,858 ($ in Millions) Q4 2015 Q4 2014 Cash from Continuing Operations $540 $662 Capital expenditures, net Pre-separation US tax payments, net (168) 17 (86) - Free Cash Flow $389 $576 A/R - $ $2,120 $2,057 Days Sales Outstanding* 64 60 Inventory (Excl. CIP) - $ $1,569 $1,492 Days on Hand* 70 65 Accounts Payable - $ $1,143 $1,230 Days Outstanding* 51 54 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q4 Balance Sheet & Cash Flow Summary 18

Appendix 19

Non-GAAP Measures “Organic Sales Growth,” “Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income in Constant Currency,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share in Constant Currency” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income in Constant Currency – represents Adjusted Operating Income excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our operating income. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. 20

Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating Free Cash Flow. Free Cash Flow subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Measures (cont.) 21

22 Segment Summary for the Quarter & Year Ended September 25, 2015 Adjusted Operating Y/Y Actual Y/Y Organic Margin for the September 25, September 26, Sales Sales Quarter Ended Segment 2015 2014 Growth Growth (1) September 25, 2015 (1) Transportation Solutions 1,508 $ 1,493 $ 1.0% 1.8% 20.3 % Industrial Solutions 792 901 (12.1) (6.5) 13.9 Communications Solutions 684 678 0.9 5.3 10.5 Total 2,984 $ 3,072 $ (2.9) % 0.1% 16.4 % Adjusted Operating Y/Y Actual Y/Y Organic Margin for the September 25, September 26, Sales Sales Year Ended Segment 2015 2014 Growth Growth (1) September 25, 2015 (1) Transportation Solutions 6,351 $ 6,090 $ 4.3% 4.1% 20.4 % Industrial Solutions 3,179 3,302 (3.7) (0.2) 13.5 Communications Solutions 2,703 2,581 4.7 8.4 10.0 Total 12,233 $ 11,973 $ 2.2% 3.8% 16.3% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. ($ in millions) For the Quarters Ended Net Sales ($ in millions) Net Sales For the Years Ended

Reconciliation of Net Sales Growth– Q4 15 vs. Q4 14

	Change in Net Sales for the Quarter Ended September 25, 2015 versus Net Sales for the Quarter Ended September 26, 2014						Percentage of Segment's Total Net Sales for the Quarter Ended September 25, 2015
	Organic [1]		Translation [2]	Acquisitions	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 39	3.1 %	$ (135)	$ -	$ (96)	(7.8) %	75 %
Commercial Transportation	(8)	(3.8)	(18)	-	(26)	(12.2)	12
Sensors	(4)	(7.0)	(5)	146	137	263.5	13
Total	27	1.8	(158)	146	15	1.0	100 %
Industrial Solutions [3]:							
Industrial Equipment	(12)	(3.1)	(28)	20	(20)	(5.5)	43
Aerospace, Defense, Oil, and Gas	(37)	(11.1)	(19)	5	(51)	(15.6)	35
Energy	(10)	(4.9)	(28)	-	(38)	(18.0)	22
Total	(59)	(6.5)	(75)	25	(109)	(12.1)	100 %
Communications Solutions [3]:							
Data and Devices	(82)	(19.5)	(19)	-	(101)	(23.8)	47
Appliances	2	0.8	(11)	-	(9)	(5.4)	23
Subsea Communications	116	134.9	-	-	116	134.9	30
Total	36	5.3	(30)	-	6	0.9	100 %
Total	$ 4	0.1 %	$ (263)	$ 171	$ (88)	(2.9) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Net Sales Growth– 2015 vs. 2014

	Change in Net Sales for the Year Ended September 25, 2015 versus Net Sales for the Year Ended September 26, 2014					Percentage of Segment's Total Net Sales for the Year Ended
	Organic [1]		Translation [2]	Acquisitions	Total		September 25, 2015
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 256	5.1 %	$ (472)	$ -	$ (216)	(4.3) %	75 %
Commercial Transportation	(9)	(1.0)	(63)	-	(72)	(8.2)	13
Sensors	3	1.5	(21)	567	549	274.5	12
Total	250	4.1	(556)	567	261	4.3	100 %
Industrial Solutions [3]:							
Industrial Equipment	12	0.9	(96)	43	(41)	(3.0)	42
Aerospace, Defense, Oil, and Gas	(17)	(1.5)	(71)	99	11	1.0	36
Energy	(2)	(0.3)	(91)	-	(93)	(11.7)	22
Total	(7)	(0.2)	(258)	142	(123)	(3.7)	100 %
Communications Solutions [3]:							
Data and Devices	(224)	(13.6)	(60)	-	(284)	(17.3)	50
Appliances	15	2.3	(35)	-	(20)	(3.0)	24
Subsea Communications	426	150.5	-	-	426	150.5	26
Total	217	8.4	(95)	-	122	4.7	100 %
Total	$ 460	3.8 %	$ (909)	$ 709	$ 260	2.2 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges [1]	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [3]
		($ in millions, except per share data)			
Operating Income:					
Transportation Solutions	$ 272	$ 5	$ 29	$ -	$ 306
Industrial Solutions	84	6	20	-	110
Communications Solutions	51	-	21	-	72
Total	$ 407	$ 11	$ 70	$ -	$ 488
Operating Margin	13.6%				16.4%
Other Income, Net	$ 9	$ -	$ -	$ (5)	$ 4
Income Tax Expense	$ (252)	$ 1	$ (17)	$ 168	$ (100)
Effective Tax Rate	64.9%				21.6%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 136	$ 12	$ 53	$ 163	$ 364
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 0.34	$ 0.03	$ 0.13	$ 0.40	$ 0.90

(1) Includes $9 million of acquisition and integration costs and $2 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) Includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. Also includes $63 million of income tax benefits associated with the settlement of audits of prior year income tax returns.

(3) See description of non-GAAP measures contained in this Appendix.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 26, 2014 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 297 $ 4 $ 4 $ - $ 305 $ Industrial Solutions 113 29 - - 142 Communications Solutions 41 - - - 41 Total 451 $ 33 $ 4 $ - $ 488 $ Operating Margin 14.7% 15.9% Other Income, Net 6 $ - $ - $ - $ 6 $ Income Tax (Expense) Benefit 185 $ (7) $ 3 $ (282) $ (101) $ Effective Tax Rate NM (4) 21.7% Income from Continuing Operations Attributable to TE Connectivity Ltd. 614 $ 26 $ 7 $ (282) $ 365 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 1.48 $ 0.06 $ 0.02 $ (0.68) $ 0.88 $ (4) Not meaningful. (1) Includes $29 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. (2) Income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges (1)	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items (2)	Adjusted (Non-GAAP) (3)
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 1,193	$ 61	$ 39	$ -	$ 1,293
Industrial Solutions	352	33	44	-	429
Communications Solutions	204	-	66	-	270
Total	$ 1,749	$ 94	$ 149	$ -	$ 1,992
Operating Margin	14.3%				16.3%
Other Income (Expense), Net	$ (55)	$ -	$ -	$ 84	$ 29
Income Tax Expense	$ (337)	$ (22)	$ (29)	$ (36)	$ (424)
Effective Tax Rate	21.4%				22.3%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,238	$ 72	$ 120	$ 48	$ 1,478
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 3.01	$ 0.18	$ 0.29	$ 0.12	$ 3.60

(1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs.

(2) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business.

(3) See description of non-GAAP measures contained in this Appendix.

27

TE connectivity

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2014 28 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,245 $ 4 $ 4 $ - $ 1,253 $ Industrial Solutions 431 31 7 - 469 Communications Solutions 129 - 8 - 137 Total 1,805 $ 35 $ 19 $ - $ 1,859 $ Operating Margin 15.1% 15.5% Other Income, Net 63 $ - $ - $ (39) $ 24 $ Income Tax Expense (146) $ (7) $ (4) $ (239) $ (396) $ Effective Tax Rate 8.3% 22.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,614 $ 28 $ 15 $ (278) $ 1,379 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 3.87 $ 0.07 $ 0.04 $ (0.67) $ 3.31 $ (1) Includes $31 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. (2) Includes income tax benefits of $282 million recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 26, 2014 29 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 295 $ 41 $ 1 $ - $ 337 $ Industrial Solutions 86 10 2 - 98 Communications Solutions 44 - 22 - 66 Total 425 $ 51 $ 25 $ - $ 501 $ Operating Margin 13.9% 16.4% Other Income (Expense), Net (70) $ - $ - $ 83 $ 13 $ Income Tax (Expense) Benefit 109 $ (14) $ (1) $ (211) $ (117) $ Effective Tax Rate NM (4) 24.1% Income from Continuing Operations Attributable to TE Connectivity Ltd. 435 $ 37 $ 24 $ (128) $ 368 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 1.05 $ 0.09 $ 0.06 $ (0.31) $ 0.89 $ (4) Not meaningful. (1) Includes $24 million of acquisition and integration costs and $27 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) Includes $189 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $83 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 30 September 25, September 26, September 25, September 26, 2015 2014 2015 2014 Net Sales 2,984 $ 3,072 $ 12,233 $ 11,973 $ Cost of Sales 2,016 2,058 8,146 8,001 Gross Margin 968 1,014 4,087 3,972 Gross Margin Percentage 32.4% 33.0% 33.4% 33.2% Acquisition Related Charges 2 4 36 4 Adjusted Gross Margin (1) 970 $ 1,018 $ 4,123 $ 3,976 $ Adjusted Gross Margin Percentage (1) 32.5% 33.1% 33.7% 33.2% (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Years Ended ($ in millions)

Reconciliation of Free Cash Flow 31 September 25, September 26, September 25, September 26, 2015 2014 2015 2014 Net cash provided by continuing operating activities 540 $ 662 $ 1,619 $ 1,804 $ Capital expenditures, net (168) (86) (583) (506) Payments related to pre-separation U.S. tax matters, net 17 - 40 179 Free cash flow (1) 389 $ 576 $ 1,076 $ 1,477 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Years Ended (in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q1 2016 and Fiscal 2016 32 Outlook for Quarter Ending December 25, Outlook for 2015 Fiscal 2016 Diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (GAAP) $0.62 - $0.70 $3.61 - $4.01 Restructuring and other charges, net 0.08 0.16 Acquisition related charges 0.02 0.03 Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (1) $0.72 -$0.80 $3.80 - $4.20 Net sales growth (GAAP) (11) - (5)% (2) - 4% Translation 5 -6 2 (Acquisitions) divestitures (1) - Organic net sales growth (non-GAAP) (1) (7) - 0% 0 - 6% (1) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q4 2015, Fiscal 2015, Q1 2016 and Fiscal 2016 33 Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Quarter ended September 26, 2014 3,072 $ 488 $ 0.88 $ Impact of changes in foreign currency exchange rates (274) (2) (57) (0.11) Operational performance 186 57 0.13 Quarter ended September 25, 2015 2,984 $ 488 $ 0.90 $ Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Year ended September 26, 2014 11,973 $ 1,859 $ 3.31 $ Impact of changes in foreign currency exchange rates (955) (3) (177) (0.33) Operational performance 1,215 310 0.62 Year ended September 25, 2015 12,233 $ 1,992 $ 3.60 $ Net Sales Adjusted EPS (1) Quarter ended December 26, 2014 3,049 $ 0.89 $ Impact of changes in foreign currency exchange rates (167) (0.05) Operational performance (82) (0.08) Outlook for the quarter ending December 25, 2015 (4) 2,800 $ 0.76 $ Net Sales Adjusted EPS (1) Year ended September 25, 2015 12,233 $ 3.60 $ Impact of changes in foreign currency exchange rates (262) (0.10) Operational performance 429 0.50 Outlook for the year ending September 30, 2016 (4) 12,400 $ 4.00 $ (1) See description of non-GAAP measures contained in this Appendix (2) Includes $11 million impact of changes in foreign currency exchange rates on sales from acquisitions. (3) Includes $46 million impact of changes in foreign currency exchange rates on sales from acquisitions. (4) Outlook is as of October 28, 2015. (in millions, except per share data) (in millions, except per share data) (in millions, except per share data) (in millions, except per share data)